SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2002

THQ INC.

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction
of incorporation or organization)

Commission File Number: 0-18813

13-3541686
(I.R.S. employer identification no.)

27001 Agoura Road, Suite 325
Calabasas Hills, California 91301
(Address of principal executive
offices, including zip code)

(818) 871-5000
(Registrant’s telephone number,
including area code)

Item 5. Other Events.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99

Item 5. Other Events.

     On September 10, 2002, the Registrant released the press release attached hereto as Exhibit 99.

Exhibit No.	Description of Exhibit

99*	Press Release dated September 10, 2002.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC

By:	/s/ Brian J. Farrell

Chairman of the Board of Directors, President and Chief Executive Officer

Date: September 16, 2002

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99*	Press Release dated September 10, 2002.

*	Filed herewith.